AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED MAY 8, 2015

TO THE

SUMMRY PROSPECTUS DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH MARCH 23, 2015)

AMERICAN INDEPENDENCE MAR TACTICAL GROWTH FUND (TICKERS: MGMIX, MGMAX, MGMCX, MGMRX)

This supplement to the Summary Prospectus, dated March 1, 2015, as supplemented through March 23, 2015, for the American Independence MAR Tactical Growth Fund, a series of the Trust (the “Fund”), updates certain information in the Fund’s Summary Prospectus.

Effective May 1, 2015, the Sub-Advisory Agreement between American Independence Financial Services, LLC (“American Independence”), the Fund’s Adviser, and Cougar Global Investments, Ltd. (“Cougar Global”), the Fund’s Sub-Adviser, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), was terminated upon the purchase of Cougar Global by Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial (the “Transaction”).

In order to avoid disruption of the Fund’s investment management program, in anticipation of the Transaction, the Trust’s Board of Trustees approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) and an interim sub-advisory agreement (the “Interim Agreement”), each between American Independence and Cougar Global on behalf of the Fund in accordance with Rule 15a-4 under the 1940 Act.  The Interim Agreement became effective on May 1, 2015 upon consummation of the Transaction.  The same portfolio management team consisting of Dr. James Breech, of Cougar Global, and Mr. Charles McNally, of American Independence, will continue to manage the Fund’s portfolio. The Fund’s advisory fees, investment objectives, principal investment strategies and investment policies will remain the same.

The Interim Agreement will remain in effect with respect to the Fund (i) for 150 days; (ii) until shareholders of the Fund approve the New Sub-Advisory Agreement between American Independence and Cougar Global at a special meeting of shareholders of the Fund; or (iii) American Independence or the Trust’s Trustees take other appropriate action.  Details regarding any special meeting of shareholders would be provided in a proxy statement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE